UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2010
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California (Address of Principal Executive Offices)	94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 11, 2010, Questcor Pharmaceuticals, Inc. (the “Company”) was informed by the U.S. Food & Drug Administration (“FDA”) that the PDUFA date for Questcor’s supplemental new drug application (sNDA) to approve Acthar for the treatment of infantile spasms (IS) has been extended to September 11, 2010. The FDA extended the PDUFA date in order to review information regarding labeling and potential post-approval commitments that they solicited from Questcor. This follows the May 6, 2010 votes by the Advisory Committee to the Division of Peripheral and Central Nervous System Drugs of the FDA which indicated support for approval of this new Acthar indication.
     Investors should note that there can be no assurance that the FDA will approve this sNDA by September 11, 2010, or thereafter.
     A copy of the press release announcing the FDA’s extension of the PDUFA date is filed as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

99.1	Questcor Pharmaceuticals, Inc. press release dated June 11, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2010	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary M. Sawka
Gary M. Sawka
Senior Vice-President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Questcor Pharmaceuticals, Inc. press release dated June 11, 2010.